Exhibit 10.4

Lloyds TSB Bank plc
Loan Servicing
Level 5
110 St. Vincent Street
Glasgow
	G2 5ER	Telephone: 0845 604 9936
Facsimile: 0845 601 2467
Reference: SY/LOV/309618 00429838/Sharon Foulkes
The Directors
Molecular Profiles Ltd	Date: 16th September 2013
8Orchard Place
Nottingham Business Park
Nottingham
United Kingdom
NG8 6PX

Dear Sir/Madam,

AMENDMENT LETTER

We refer to the Business Loan Agreement which was signed by us on 6th January 2012 (the “Agreement”) and to the security documents required under it from time to time. In the Agreement we agreed to make available to you, a loan of up to £1,500,000.

Following agreement with you, we confirm that with effect from the Effective Date (as defined below) the terms of repayment set out in the Repayment section of the Specific Terms and Conditions of the Agreement shall be construed so as to require the loan to be repaid in 166 consecutive monthly instalments of principal and interest commencing on 5th October 2013. The amount of these instalments will vary with changes in the interest rate and the number of days in the charging period. The final repayment of the loan will be made on 5th July 2027.

For the avoidance of doubt, we confirm that if the term of the loan is extended the total amount of interest payable by you under the Agreement may be higher.

All other terms and conditions in the Agreement remain unaltered and from the Effective Date the Agreement and this letter shall be construed as one agreement.

The Effective Date shall be the date we have received a copy of this letter duly signed by you agreeing to the amendment it contains.

Yours faithfully,
For and on behalf of Lloyds TSB Bank plc

/s/ Leo Magee
Manager

We confirm our acceptance of and agreement to the amendment detailed in your letter dated 16th September 2013.

For and on behalf of Molecular Profiles Ltd (company registered number – 03397582)

Signed by	NIKIN PATEL	(name)	EMMA GAINFORD	(name)

	/s/ Nikin Patel	(signature)*	/s/ Emma Gainford	(signature)*

	19 SEPTEMBER 2013	(date)	19/9/13	(date)

This letter creates legal obligations. Before signing you may wish to take independent advice.

*	to be signed in accordance with the borrowing arrangements clause of the mandate given to the Bank or a specific resolution acceptable to the Bank

Lloyds TSB Bank plc Registered Office 25 Gresham Street, London EC2V 7HN. Registered in England and Wales no 2065 Telephone 020 7626 1500

Lloyds TSB Scotland plc Registered Office. Henry Duncan House, 120 George Street, Edinburgh, EH2 4LH. Registered in Scotland no 95237. Telephone 0131 225 4555

Authorised and regulated by the Financial Services Authority under numbers 119278 and 191240 respectively. Licensed under the Consumer Credit Act 1974 under license numbers 0004685 and 0198797 respectively We are members of the Financial Services Compensation Scheme and the Financial Ombudsman Service

Lloyds TSB Bank plc
Loan Servicing
Level 5
110 St. Vincent Street
Glasgow
	G2 5ER	Telephone: 0845 604 9936
Facsimile: 0845 601 2467
Reference: SY/LOV/309618 00428734/Sharon Foulkes
The Directors
Molecular Profiles Ltd	Date: 16th September 2013
8Orchard Place
Nottingham Business Park
Nottingham
United Kingdom
NG8 6PX

Dear Sir/Madam,

AMENDMENT LETTER

We refer to the Business Loan Agreement which was signed by us on 6th January 2012 (the “Agreement”) and to the security documents required under it from time to time. In the Agreement we agreed to make available to you, a loan of up to £1,000,000.

Following agreement with you, we confirm that with effect from the Effective Date (as defined below) the terms of repayment set out in the Repayment section of the Specific Terms and Conditions of the Agreement shall be construed so as to require the loan to be repaid in 162 consecutive monthly instalments of principal and interest commencing on 9th October 2013. The amount of these instalments will vary with changes in the interest rate and the number of days in the charging period. The final repayment of the loan will be made on 9th March 2027.

For the avoidance of doubt, we confirm that if the term of the loan is extended the total amount of interest payable by you under the Agreement may be higher.

All other terms and conditions in the Agreement remain unaltered and from the Effective Date the Agreement and this letter shall be construed as one agreement.

The Effective Date shall be the date we have received a copy of this letter duly signed by you agreeing to the amendment it contains.

Yours faithfully,
For and on behalf of Lloyds TSB Bank plc

/s/ Leo Magee
Manager

We confirm our acceptance of and agreement to the amendment detailed in your letter dated 16th September 2013.

For and on behalf of Molecular Profiles Ltd (company registered number – 03397582)

Signed by	NIKIN PATEL	(name)	EMMA GAINFORD	(name)

	/s/ Nikin Patel	(signature)*	/s/ Emma Gainford	(signature)*

	19 SEPTEMBER 2013	(date)	19/9/13	(date)

This letter creates legal obligations. Before signing you may wish to take independent advice.

*	to be signed in accordance with the borrowing arrangements clause of the mandate given to the Bank or a specific resolution acceptable to the Bank.

Lloyds TSB Bank plc Registered Office 25 Gresham Street, London EC2V 7HN. Registered in England and Wales no 2065 Telephone 020 7626 1500.

Lloyds TSB Scotland plc Registered Office Henry Duncan House, 120 George Street, Edinburgh, EH2 4LH. Registered in Scotland no 95237. Telephone 0131 225 4555

Authorised and regulated by the Financial Services Authority under numbers 119278 and 191240 respectively Licensed under the Consumer Credit Act 1974 under license numbers 0004685 and 0198797 respectively. We are members of the Financial Services Compensation Scheme and the Financial Ombudsman Service